Income taxes (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Deferred Tax Assets Changes In Valuation Allowance	$ 1,900,000	$ 1,300,000
Effective Income Tax Rate Reconciliation, at Federal Statutory Income Tax Rate	34.00%
Deferred Tax Assets Operating Loss Carryforwards Net, Total	51,900,000
Maximum Amount Of Operating Loss Carryforwards For Income Tax	300,000
Interest and Penalties Abated Value	$ 2,263,000